GUINNESS ATKINSON FUNDS

ALTERNATIVE ENERGY FUND (GAAEX)

ASIA FOCUS FUND (IASMX)

ASIA PACIFIC DIVIDEND BUILDER FUND (GAADX)

CHINA & HONG KONG FUND (ICHKX)

GLOBAL ENERGY FUND (GAGEX)

GLOBAL INNOVATORS FUND (IWIRX)

DIVIDEND BUILDER FUND (GAINX)

RENMINBI YUAN & BOND FUND (GARBX)

Supplement dated November 12, 2014 to
PROSPECTUS dated May 1, 2014

This supplement provides new and additional information beyond that contained in the Prospectus, and should be retained and read in conjunction with the Prospectus.

The following pertains to the ALTERNATIVE ENERGY FUND (GAAEX)

Effective December 8, 2014, the 2% redemption fee assessed against redemptions of shares within 30 days of purchase has been removed, and no redemption fee will be assessed. A wire transfer fee of $15.00 may apply to redemptions by wire.

The Shareholder Fees table on page 1 of the Prospectus dated May 1, 2014 is replaced with the following:

Shareholder Fees(fees paid directly from your investment)
None(1)

(1)	The Fund may charge a $15 fee for wire transactions.

The following pertains to the Asia Pacific Dividend Fund (GAADX)

Effective December 8, 2014, the Fund’s name will be “Guinness Atkinson Asia Pacific Dividend Builder Fund.”

The discussion of Principal Investment Strategies on the top of page 10 is supplemented with the following:

The Advisor uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth. The Advisor seeks to invest in companies that have returned a real cash flow return on investment of at least 8% for each of the last eight years, and, in the opinion of the Advisor, are likely to grow their dividend over time.

The following pertains to the Global Energy Fund (GAGEX)

Effective December 8, 2014, the 2% redemption fee assessed against redemptions of shares within 30 days of purchase has been removed, and no redemption fee will be assessed. A wire transfer fee of $15.00 may apply to redemptions by wire.

The Shareholder Fees table on page 17 of the Prospectus dated May 1, 2014 is replaced with the following:

Shareholder Fees(fees paid directly from your investment)
None(1)

(1)	The Fund may charge a $15 fee for wire transactions.

The following pertains to the GLOBAL INNOVATORS FUND (IWIRX)

Effective December 8, 2014, the 2% redemption fee assessed against redemptions of shares within 30 days of purchase has been removed, and no redemption fee will be assessed. A wire transfer fee of $15.00 may apply to redemptions by wire.

The Shareholder Fees table on page 21 of the Prospectus dated May 1, 2014 is replaced with the following:

Shareholder Fees(fees paid directly from your investment)
None(1)

(1)	The Fund may charge a $15 fee for wire transactions.

The following pertains to the INFLATION MANAGED DIVIDEND FUND™ (GAINX)

Effective December 8, 2014, the Fund’s name will be “Guinness Atkinson Dividend Builder Fund”.

Effective December 8, 2014, the 2% redemption fee assessed against redemptions of shares within 30 days of purchase has been removed, and no redemption fee will be assessed. A wire transfer fee of $15.00 may apply to redemptions by wire.

The Shareholder Fees table on page 25 of the Prospectus dated May 1, 2014 is replaced with the following:

Shareholder Fees(fees paid directly from your investment)
None(1)

(1)	The Fund may charge a $15 fee for wire transactions.

The following pertains to all of the Guinness Atkinson Funds:

The discussion of Frequent Trading or Market Timing beginning on page 62 of the Prospectus is replaced with the following:

Frequent Trading or Market Timing.  Each Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns. Frequent trading of Fund shares or market timing can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders.  Therefore, the Funds do not believe that it is in the interests of their shareholders to accommodate market timing, and have adopted policies and procedures designed to discourage these practices.

To discourage market timing activity, the Funds reserve the right to restrict or refuse any purchase orders or exchanges, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to the Funds) and without prior notice.  The Funds may reject any purchase or exchange request that the Funds regard as disruptive to efficient portfolio management.  The advisor believes that four of the Guinness Atkinson Funds are more susceptible to frequent trading.  These Funds are the Asia Focus Fund, Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund and the Renminbi Yuan & Bond Fund. What makes these Funds more vulnerable is the fact that they hold securities in markets that open and close before the US markets begin daily operations and there is an inherent time lag between the last valuation point in these markets and the valuation point for the Funds. Each of these Funds systematically utilize fair value pricing to prevent market timers from engaging in time zone arbitrage.  In addition, these four Funds impose fees on certain redemptions.  A redemption fee is uniformly imposed on all Fund shares of these Funds held for 30 days or less, except as otherwise described in “Redemption Fees” below.

The advisor has some limited procedures in place to identify abusive trading. Identifying abusive trading activity is complex and subjective and the Funds may not identify all trades or trading practices that might be considered abusive, in part because the Funds receive purchase and sale orders through group or omnibus accounts.  The Funds have entered into information sharing agreements with financial intermediaries under which these intermediaries must provide the Funds, at the Funds’ request, with information about their customers that invest in the Funds through omnibus accounts.  The Funds will use this information, if possible, to identify abusive trades or trading practices and restrict or reject trades and impose the redemption fee. The financial intermediaries are contractually required to follow the Funds’ instructions to restrict or prohibit future purchases by shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  There is no guarantee that information provided by financial intermediaries will be accurate or that the Funds will be able to use that information to discover and restrict or prevent abusive trading.  The Funds’ ability to monitor or discourage abusive trading practices in omnibus accounts may be limited.

Funds that primarily hold foreign securities often value their assets as of the close of the relevant local markets, although the time at which these funds calculate their net asset value per share (the “Valuation Point”) may be much later in the day.  The resulting potential arbitrage between a security’s value at the local market close and the Valuation Point may give rise to market timing of such funds.  The fair value pricing procedure is one measure to discourage such behavior, as is the redemption fee which is imposed on the Asia Focus Fund, Asia Pacific Dividend Builder Fund, China & Hong Kong Fund and the Renminbi Yuan & Bond Fund.

The first full paragraph on page 68 of the Prospectus is replaced by the following language:

You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem or exchange your shares of the Asia Focus Fund, Asia Pacific Dividend Builder Fund, China & Hong Kong Fund or the Renminbi Yuan & Bond Fund within 30 days of purchase.